UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 27, 2017
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c). On September 27, 2017, Core-Mark Holding Company (the “Company”) announced that Mr. Scott McPherson will assume the role of President of the Company, effective as of October 1, 2017.  Mr. Tom Perkins will pass the title of President to Mr. McPherson and continue to serve as Chief Executive Officer of the Company. Mr. McPherson, age 47, will also be appointed to the newly created position of Chief Operating Officer of the Company, effective as of October 1, 2017. Mr. McPherson has served as the Company’s Senior Vice President of Business Operations and Strategic Opportunities since January 2015. Prior to his current position, Mr. McPherson served as Senior Vice President- Corporate Development from December 2009 to December 2014. Mr. McPherson has led the Company’s acquisitions activities since 2006 and was the creator of the Company’s Core Solutions Group, which has been critical to making the Company’s customers more relevant and profitable.

(b). Also on September 27, 2017, the Company announced that Mr. Christopher L. Walsh informed the Company that he would be retiring from the Company on December 31, 2017 and that he would be stepping down as Senior Vice President of US Distribution- West of the Company, effective as of October 1, 2017. Mr. Christopher Hobson, age 48, has been appointed Senior Vice President of US Distribution- West to succeed Mr. Walsh. Mr. Hobson has served as the Company’s Senior Vice President of Sales and Marketing since January 2015, where he has played an integral role in the Company’s growing market share and executing the Company’s critically important Fresh and Vendor Consolidation Strategies.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc., dated September 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: September 27, 2017	By:	/s/ Christopher M. Miller
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc., dated September 27, 2017

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